-------------------------------------------------------------------------------
                                SEMIANNUAL REPORT
-------------------------------------------------------------------------------
           (Logo)
     NEW ENGLAND FUNDS
Where The Best Minds Meet(TM)

-------------------------------------------------------------------------------



                                                                     New England
                                                      Government Securities Fund

                                                              [graphic omitted]



June 30, 1997

                                                                     August 1997

Dear New England Funds Shareholder,

[Photo of Henry L.P. Schmelzer]

Spurred by bright economic prospects, the broader U.S. stock market continued its record run during the first half of the year, experiencing only short-lived setbacks along the way. These fresh gains come on top of significant increases in 1995 and 1996, leaving many investors wary of what might come next. Bond markets, meanwhile, contended with some volatility in interest rates, but have been relatively stable this year.

Building a portfolio for variable markets
Investors should not abandon well-conceived financial programs for fear of a down market. Whether today's market levels are excessive -- only hindsight will tell. So you should remain patient and realistic, alert to the possibility of periodic market declines. Consultation with your financial representative should be a regular part of your planning. Your representative can help you take prudent steps to adjust your portfolio, whatever the next trend may bring.

Strategic initiatives deliver shareholder benefits
Four years ago New England Funds embarked on a new strategic direction. Expressed in our corporate slogan Where The Best Minds Meet(R), this new thrust has meant improved performance for many of our funds, award-winning service and a host of behind-the-scenes enhancements designed to help our shareholders and their financial representatives.

Our sights, like yours, are focused on the long term. At the same time, we work to enhance service every day. We also keep a disciplined eye on the performance that each fund manager achieves. Through these persistent efforts we're convinced we'll merit your continued commitment and loyalty. Thank you for your confidence in New England Funds.

    Sincerely,

/s/ Henry L.P. Schmelzer

    Henry L.P. Schmelzer, President

-------------------------------------------------------------------------------
                     NEW ENGLAND GOVERNMENT SECURITIES FUND
-------------------------------------------------------------------------------


                                        Investment Results Through June 30, 1997
--------------------------------------------------------------------------------

Putting Performance in Perspective
The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

[A chart in the form of a line graph appears here illustrating the growth of a $10,000 investment in the Government Securities Fund's Class A Shares since 6/30/87 compared to the Lehman Government Bond Index and Cost of Living over the same period. The data points in this chart are as follows:]

-------------------------------------------------------------------------------
                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
-------------------------------------------------------------------------------

                          JUNE 1987 THROUGH JUNE 1997
   COMPARED TO THE LEHMAN GOVERNMENT BOND INDEX(4) AND THE COST OF LIVING(5)

                Net          With          Lehman Gov't.     Cost
               Asset       Maximum            Bond            of
              Value(1)   Sales Charge(2)     Index(4)       Living(5)
              --------   ---------------   -------------    ---------
6/30/87        $10,000      $ 9,550          $10,000        $10,000
6/88           $10,735      $10,252          $10,719        $10,396
6/89           $11,813      $11,281          $12,014        $10,933
6/90           $12,290      $11,737          $12,847        $11,444
6/91           $12,945      $12,363          $14,150        $11,982
6/92           $15,297      $14,609          $16,098        $12,352
6/93           $16,991      $16,226          $18,173        $12,722
6/94           $16,523      $15,780          $17,929        $13,039
6/95           $18,452      $17,621          $20,092        $13,435
6/96           $19,075      $18,217          $20,996        $13,804
6/97           $20,369      $19,452          $22,550        $14,104

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B and Class Y share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvested distributions.

                                         AVERAGE ANNUAL TOTAL RETURNS -- 6/30/97
-------------------------------------------------------------------------------
  CLASS A (Inception 9/16/85)        YTD          1 YEAR     5 YEARS   10 YEARS

Net Asset Value(1)                   2.35%         6.78%       5.89%     7.37%
With Max. Sales Charge(2)           -2.23          1.94        4.92      6.88
Lehman Gov't. Bond Index(4)          2.62          7.40        6.98      8.47
Lipper General Gov't. Average(6)     2.47          7.01        5.98      7.41

-------------------------------------------------------------------------------
  CLASS B (Inception 9/23/93)           YTD         1 YEAR    SINCE INCEPTION

Net Asset Value(1)                     1.97%        5.79%        3.20%
With CDSC(3)                          -3.00         0.79         2.54
Lehman Gov't. Bond Index(4)            2.62         7.40         5.02
Lipper General Gov't. Average(6)       2.47         7.01         4.13

-------------------------------------------------------------------------------
  CLASS Y (Inception 3/31/94)           YTD         1 YEAR    SINCE INCEPTION

Net Asset Value(1)                     2.39%        6.96%        6.31%
Lehman Gov't. Bond Index(4)            2.62         7.40         6.93
Lipper General Gov't. Average(6)       2.47         7.01         5.96

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost. Class Y shares are available only to certain institutional investors.

 NOTES TO CHARTS

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.
(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 4.5% at the time of purchase of Class A shares.
(3) With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 5% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero six years after the purchase of shares.
(4) Lehman Government Bond Index is an unmanaged index of bonds issued by the U.S. government and its agencies having maturities between one and ten years. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.
(5) Cost of Living is based on the Consumer Price Index, a widely recognized measure of the cost of goods and services in the United States, calculated by the U.S. Bureau of Labor Statistics.
(6) Lipper Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

-------------------------------------------------------------------------------
                     NEW ENGLAND GOVERNMENT SECURITIES FUND
-------------------------------------------------------------------------------


                                 QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGER
-------------------------------------------------------------------------------

[Photo of Joel Damiani]
           Joel Damiani
Back Bay Advisors, L.P.

Joel Damiani became the Fund's portfolio manager in May 1997. He holds B.S. and M.S. degrees from the University of Wisconsin and has ten years of investment experience. Mr. Damiani is a member of the Boston Security Analysts Society and the Association for Investment Management and Research.

Q. How did New England Government Securities Fund perform over the past six months?

For the six months ended June 30, 1997, New England Government Securities Fund generated a total return of 2.35% (Class A shares at net asset value). This return reflects the reinvestment of $0.315 per share in dividend distributions and the change in share price to $11.02 on June 30, from $11.08 six months ago.

Q. What was the environment like for government securities?

The environment was dominated by investor concerns about strong economic growth and its effect on inflation. Echoing these concerns, the Federal Reserve Board raised the benchmark federal funds rate -- the rate at which banks lend to each other overnight -- by one-quarter percentage point in March 1997. Interest rates ended the period relatively unchanged, although they experienced both a substantial increase and a substantial decline in between.

Meanwhile, positive forces also influenced government securities prices over the past six months. Despite concerns that it would rise, inflation remained at historically low levels. The U.S. government deficit continued to decline, as economic strength fostered higher tax receipts. As the deficit declined, the government issued fewer bonds. This dwindling supply, combined with steady demand from foreign investors, helped support the prices of government securities.

Q. What strategies did you employ to take advantage of these conditions?

For most of the period, the Fund was invested in U.S. Treasury and GNMA (Government National Mortgage Association) securities, which are among the most credit-worthy securities around. We increased the Fund's holdings in mortgage-backed securities to 50% on June 30, from 35% six months ago. Mortgage-backed securities tend to hold their value better than U.S. Treasuries during periods when interest rates rise and bond prices decline.

As of May 1, 1997, a change in the Fund's prospectus broadened its investment parameters to invest in different types of government securities. We believe the flexibility to invest in a variety of government issues will help the Fund produce more attractive long-term returns. Toward the end of the period, we emphasized investments issued by the Federal National Mortgage Association and Federal Home Loan Mortgage Association. These securities were selected to maximize income and, in our opinion, offered better value and potential for appreciation than other investment alternatives.

We've also begun to focus on bonds with durations of between seven and eight years. (Stated in years, duration measures a bond's sensitivity to changes in interest rates -- essentially, the longer a bond's duration, the more sensitive it is to interest rate changes.) Historically, bonds in this duration range have provided investors with attractive risk-adjusted returns. At the end of the period, the most recently issued 10-year U.S. Treasury note provided 96% of the yield of the current 30-year U.S. bond, while incurring only 57% of its sensitivity to interest rate changes.

Q. What is your outlook for the next six months?

We expect many of the trends that influenced the market over the past six months to continue. We think that bond prices could fluctuate as investors monitor short-term economic data. Also, with the unemployment rate near a 25-year low, investors are watchful for signs of inflation. Continued strong employment data could put upward pressure on interest rates.

We believe positive trends are also in place. Technological advances and greater market efficiencies could allow the economy to grow at a moderate pace while keeping price pressures low. Further, we anticipate that the declining federal deficit and steady foreign demand will create a favorable supply/demand relationship. These factors should benefit the government securities market over the longer term.

-------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------
Investments as of June 30, 1997
(unaudited)

BONDS AND NOTES--98.5% OF TOTAL NET ASSETS

        FACE
       AMOUNT         DESCRIPTION                                                   VALUE (a)
-------------------------------------------------------------------------------------------------
                      COLLATERALIZED MORTGAGE OBLIGATIONS--3.2%
        $  3,984,450  Prudential Home Mortgage Securities Co.,  6.800%, 4/25/09     $   3,841,249
                                                                                    -------------
                      GOVERNMENT AGENCIES--46.7%
           5,000,000  Federal Home Loan Mortgage Corp.,  7.500%, 1/1/12  .....          5,075,000
          10,000,000  Federal National Mortgage Association,  7.500%, 2/1/27           10,021,800
          28,900,000  Government National Mortgage Association,  7.000%,
                        12/15/27  ............................................         28,367,084
          10,310,001  Government National Mortgage Association,  8.500%, with
                        various maturities to 2027 (c)  ......................         10,715,949
             759,329  Government National Mortgage Association,  9.000%, with
                        various maturities to 2016 (c)  ......................            809,721
             229,277  Government National Mortgage Association,  9.500%, with
                        various maturities to 2009 (c)  ......................            246,249
             341,571  Government National Mortgage Association,  10.000%, with
                        various maturities to 2016 (c)  ......................            368,305
              45,495  Government National Mortgage Association,  12.500%, with
                        various maturities to 2014 (c)  ......................             53,214
                                                                                    -------------
                                                                                       55,657,322
                                                                                    -------------
                      U.S. GOVERNMENT--48.6%
          25,000,000  United States Treasury Bonds,  6.000%, 2/15/26  ........         22,375,000
          18,250,000  United States Treasury Bonds,  6.750%, 8/15/26  ........         18,061,842
           3,400,000  United States Treasury Notes,  5.625%, 2/15/06  ........          3,193,348
           2,000,000  United States Treasury Notes,  5.875%, 4/30/98  ........          2,002,180
           8,500,000  United States Treasury Notes,  6.625%, 6/30/01  ........          8,579,645
           7,000,000  United States Treasury Strip, Zero coupon, 2/15/07  ....          3,713,990
                                                                                    -------------
                                                                                       57,926,005
                                                                                    -------------
                      Total Bonds and Notes (Identified Cost $116,675,354)  ..        117,424,576
                                                                                    -------------

SHORT TERM INVESTMENT--37.0%
-------------------------------------------------------------------------------------------------
          44,142,000  Household Finance Corp.  6.080%, 7/01/97  ..............         44,142,000
                                                                                    -------------
                      Total Short Term Investment (Identified Cost
                        $44,142,000) .........................................         44,142,000
                                                                                    -------------
                      Total Investments--135.5% (Identified Cost
                        $160,817,354)(b) .....................................        161,566,576
                      Other assets less liabilities  .........................        (42,346,664)
                                                                                    -------------
                      Total Net Assets--100% .................................      $ 119,219,912
                                                                                    =============

(a) See Note 1a.
(b) Federal Tax Information:
      At June 30, 1997 the net unrealized appreciation on investments based on cost of $160,817,354 for federal income tax purposes was as follows:

        Aggregate gross unrealized appreciation for all investments in which
          there is an excess of value over tax cost.                                $     869,837

        Aggregate gross unrealized depreciation for all investments in which
          there is an excess of tax cost over value.                                     (120,615)
                                                                                    -------------
        Net unrealized appreciation.                                                $     749,222
                                                                                    =============

At December 31, 1996 the Fund had a capital loss carryover of approximately $10,899,000 of which
$3,597,000 expires on December 31, 2004 and $7,302,000 expires on December 31, 2002. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

(c) The Fund's investment in Government National Mortgage Association bonds which have the same coupon rate, have been aggregated for the purposes of presentation in the schedule of investments.

                 See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                       STATEMENT OF ASSETS & LIABILITIES
-------------------------------------------------------------------------------
June 30, 1997
(unaudited)

ASSETS
    Investments at value .................................                        $161,566,576
    Cash .................................................                               7,502
    Receivable for:
      Fund shares sold ...................................                             282,853
      Accrued  interest ..................................                           1,225,990
    Prepaid registration expense .........................                               7,000
                                                                                  ------------
                                                                                   163,089,921
LIABILITIES
  Payable for:
      Securities purchased ...............................    $  43,485,844
      Fund shares redeemed ...............................          138,729
      Dividends declared .................................           77,484
  Accrued expenses:
      Management fees ....................................           64,732
      Deferred trustees' fees ............................           48,014
      Accounting and administrative ......................            2,765
      Other expenses .....................................           52,441
                                                              -------------
                                                                                    43,870,009
                                                                                  ------------
NET ASSETS ...............................................                        $119,219,912
                                                                                  ============
  Net Assets consist of:
      Capital paid in ....................................                        $131,828,921
      Undistributed net investment income ................                              65,457
      Accumulated net realized losses ....................                         (13,423,688)
      Unrealized appreciation on investments .............                             749,222
                                                                                  ------------
NET ASSETS ...............................................                        $119,219,912
                                                                                  ============
Computation of net asset value and offering price:
  Net asset value and redemption price of Class A shares
    ($107,721,315 divided by 9,778,257 shares of
    beneficial interest) .................................                              $11.02
                                                                                        ======
  Offering price per share ( 100/95.50 of $11.02) ........                              $11.54*
                                                                                        ======
  Net asset value and offering price of Class B shares
    ($5,164,599 divided by 468,811 shares of  beneficial
    interest) ............................................                              $11.02**
                                                                                        ======
  Net asset value and offering price of Class Y shares
    ($6,333,998 divided by 575,835 shares of  beneficial
    interest) ............................................                              $11.00
                                                                                        ======
Identified cost of investments ...........................                        $160,817,354
                                                                                  ============
 *Based upon single purchases of less than $100,000.
  Reduced sales charges apply for purchases in excess of this amount.
**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
Six Months Ended June 30, 1997
(unaudited)

INVESTMENT INCOME
    Interest .................................................                       $4,470,135

  Expenses
      Management fees ........................................      $  402,601
      Service fees - Class A .................................         140,658
      Service and distribution fees - Class B ................          25,985
      Trustees' fees and expenses ............................          10,845
      Accounting and administrative ..........................          16,637
      Custodian ..............................................          40,809
      Transfer agent .........................................         151,335
      Audit and tax services .................................          20,000
      Legal ..................................................           9,956
      Printing ...............................................          20,637
      Registration ...........................................          17,055
      Miscellaneous ..........................................           4,647
                                                                    ----------
  Total expenses .............................................                          861,165
                                                                                     ----------
  Net investment income ......................................                        3,608,970

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
OPTIONS AND FUTURES CONTRACTS
  Realized loss on:
    Investments - net ........................................      (2,026,594)
    Options - net ............................................         (27,459)
    Futures contracts - net ..................................         (10,149)
                                                                    ----------
    Total realized loss on investments, options and futures
      contracts ..............................................      (2,064,202)
                                                                    ----------
  Unrealized appreciation on:
    Investments - net ........................................       1,118,322
                                                                    ----------
    Net loss on investment transactions ......................                         (945,880)
                                                                                     ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ...................                       $2,663,090
                                                                                     ==========

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
(unaudited)

                                                                                    SIX MONTHS
                                                                 YEAR ENDED           ENDED
                                                                DECEMBER 31,         JUNE 30,
                                                                    1996               1997
                                                                ------------       ------------
FROM OPERATIONS
  Net investment income ..................................      $  9,237,304       $  3,608,970
  Net realized loss on investment transactions ...........        (4,157,037)        (2,064,202)
  Unrealized appreciation (depreciation) on investments ..        (4,432,622)         1,118,322
                                                                ------------       ------------
  Increase in net assets from operations .................           647,645          2,663,090
                                                                ------------       ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A ..............................................        (8,484,171)        (3,192,165)
    Class B ..............................................          (305,730)          (128,123)
    Class Y ..............................................          (497,152)          (182,694)
                                                                ------------       ------------
                                                                  (9,287,053)        (3,502,982)
                                                                ------------       ------------
  Decrease in net assets derived from capital share
    transactions .........................................       (18,708,581)       (12,316,803)
                                                                ------------       ------------
  Total decrease in net assets ...........................       (27,347,989)       (13,156,695)

NET ASSETS
  Beginning of the period ................................       159,724,596        132,376,607
                                                                ------------       ------------
  End of the period ......................................      $132,376,607       $119,219,912
                                                                ============       ============

UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  Beginning of the period ................................      $    110,228       $    (40,531)
                                                                ============       ============
  End of the period ......................................      $    (40,531)      $     65,457
                                                                ============       ============

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
(unaudited)

                                                                       CLASS A
                             ------------------------------------------------------------------------------------------
                                                                                                            SIX MONTHS
                                                     YEAR ENDED DECEMBER 31,                                   ENDED
                             ----------------------------------------------------------------------           JUNE 30,
                                  1992           1993           1994           1995           1996              1997
                                 ------         ------         ------         ------         ------            ------
Net Asset Value,
  Beginning of Period ...        $11.92         $11.73         $11.75         $10.43         $11.73            $11.08
                                 ------         ------         ------         ------         ------            ------

Income From Investment Operations

Net Investment Income ...          0.70           0.72           0.69           0.74           0.71              0.32
Net Realized and
  Unrealized Gain (Loss)
  on Investments ........          0.07           0.32          (1.32)          1.29          (0.64)            (0.06)
                                 ------         ------         ------         ------         ------            ------
Total From Investment
  Operations ............          0.77           1.04          (0.63)          2.03           0.07              0.26
                                 ------         ------         ------         ------         ------            ------

Less Distributions

Distributions From Net
  Investment Income               (0.68)         (0.72)         (0.69)         (0.73)         (0.72)            (0.32)
Distributions From Net
  Realized Capital
  Gains .................         (0.28)         (0.30)          0.00           0.00           0.00              0.00
                                 ------         ------         ------         ------         ------            ------
Total Distributions .....         (0.96)         (1.02)         (0.69)         (0.73)         (0.72)            (0.32)
                                 ------         ------         ------         ------         ------            ------
Net Asset Value, End of
  Period ................        $11.73         $11.75         $10.43         $11.73         $11.08            $11.02
                                 ======         ======         ======         ======         ======            ======
Total Return (%) (a) ....           6.8            9.0           (5.5)          20.0            0.8               2.4
Ratio of Operating
  Expenses to
  Average Net Assets (%)           1.23           1.22           1.29           1.35           1.32              1.37(b)
Ratio of Net Investment
  Income to Average Net
  Assets (%) ............          5.92           5.70           6.66           6.69           6.45              5.84(b)
Portfolio Turnover Rate(%)          730            276            809            559            462               508(b)
Net Assets, End of Period
  (000) .................      $178,030       $182,436       $147,986       $147,503       $120,607          $107,721

(a) A sales charge is not reflected in total return calculations. Periods less than one year are not annualized.
(b) Computed on an annualized basis.

-------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS -- continued
-------------------------------------------------------------------------------
(unaudited)

                                                              CLASS B
                                    -----------------------------------------------------------
                                      SEPTEMBER 23(a)                                                SIX MONTHS
                                          THROUGH                YEAR ENDED DECEMBER 31,               ENDED
                                        DECEMBER 31,      -------------------------------------       JUNE 30,
                                            1993             1994         1995         1996             1997
                                           ------           ------       ------       ------           ------
Net Asset Value, Beginning of
  Period .......................           $12.26           $11.75       $10.43       $11.74           $11.08
                                           ------           ------       ------       ------           ------

Income From Investment Operations

Net Investment Income ..........             0.16             0.60         0.65         0.63             0.28
Net Realized and Unrealized Gain
  (Loss) on Investments ........            (0.30)           (1.32)        1.30        (0.65)           (0.07)
                                           ------           ------       ------       ------           ------
Total From Investment Operations            (0.14)           (0.72)        1.95        (0.02)            0.21
                                           ------           ------       ------       ------           ------

Less Distributions

Dividends From Net Investment
  Income .......................            (0.16)           (0.60)       (0.64)       (0.64)           (0.27)
Distributions From Net Realized
  Capital Gains ................            (0.21)            0.00         0.00         0.00             0.00
                                           ------           ------       ------       ------           ------
Total Distributions ............            (0.37)           (0.60)       (0.64)       (0.64)           (0.27)
                                           ------           ------       ------       ------           ------
Net Asset Value, End of Period .           $11.75           $10.43       $11.74       $11.08           $11.02
                                           ======           ======       ======       ======           ======
Total Return (%) (c) ...........             (1.2)            (6.2)        19.2         (0.1)             2.0
Ratio of Operating Expenses to
  Average Net Assets (%) .......             1.97(b)          2.04         2.10         2.07             2.12(b)
Ratio of Net Investment Income
  to Average Net Assets (%) ....             5.03(b)          5.91         5.94         5.70             5.09(b)
Portfolio Turnover Rate (%) ....              276              809          559          462              508(b)
Net Assets, End of Period (000)            $1,255           $2,760       $4,858       $5,385           $5,165

                                                          CLASS Y
                                 ----------------------------------------------------------
                                    MARCH 31(a)             YEAR                YEAR
                                      THROUGH              ENDED               ENDED             SIX MONTHS
                                    DECEMBER 31,        DECEMBER 31,        DECEMBER 31,           ENDED
                                        1994                1995                1996           JUNE 30, 1997
                                       ------              ------              ------          -------------
Net Asset Value, Beginning of
  Period ....................          $11.20              $10.44              $11.71              $11.07
                                       ------              ------              ------              ------

Income From Investment Operations
Net Investment Income .......            0.54                0.80                0.74                0.34
Net Realized and Unrealized
  Gain (Loss)
  on Investments ............           (0.77)               1.26               (0.63)              (0.08)
                                       ------              ------              ------              ------
Total From Investment
  Operations ................           (0.23)               2.06                0.11                0.26
                                       ------              ------              ------              ------

Less Distributions
Dividends From Net Investment
  Income ....................           (0.53)              (0.79)              (0.75)              (0.33)
                                       ------              ------              ------              ------
Total Distributions .........           (0.53)              (0.79)              (0.75)              (0.33)
                                       ------              ------              ------              ------
Net Asset Value, End of
  Period ....................          $10.44              $11.71              $11.07              $11.00
                                       ======              ======              ======              ======
Total Return (%) (c) ........            (2.0)               20.3                 1.1                 2.4
Ratio of Operating Expenses
  to Average Net Assets (%) .            0.93(b)             1.10                1.07                1.12(b)
Ratio of Net Investment
  Income to Average
  Net Assets (%) ............            7.25(b)             6.94                6.70                6.09(b)
Portfolio Turnover Rate (%) .             809                 559                 462                5.08(b)
Net Assets, End of Period (000)        $4,104              $7,364              $6,384              $6,334

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) A contingent deferred sales charge is not reflected in total return calculations. Periods less than one year are not annualized.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

June 30, 1997
(unaudited)

1. The Fund is a series of The New England Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares a "Fund").

The Fund offers Class A, Class B and Class Y shares. The Fund commenced its public offering of Class B shares on September 23, 1993, and of Class Y shares on March 31, 1994. Class A shares are sold with a maximum front end sales charge of 4.50%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest. Expenses of the Fund are borne pro-rata by the holders of all classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. The Fund's investment subadviser, Back Bay Advisors, L.P.("Back Bay Advisors"), under the supervision of the Fund's trustees, determines the value of the Fund's portfolio of securities, using valuations provided by a pricing service selected by Back Bay Advisors and other information with respect to transactions in securities, including quotations from securities dealers. Valuations of securities and other assets owned by the Fund for which market quotations are readily available are based on those quotations. Short-term obligations that will mature in 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by Back Bay Advisors under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. Interest income is decreased by the amortization of acquisition premium on original issue discount securities. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. OPTIONS AND FUTURES. CALLS AND PUTS. The Fund may write (sell) call and put options on securities to manage its exposure to interest rates and the bond market. Buying futures, writing puts, and buying calls tend to increase the Fund's exposure to the underlying instrument. Selling futures, buying puts, and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. When a Fund writes a call or put option, an amount equal to the premium received by the Fund is included in the Fund's statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current value of a written option is the closing price on the principal exchange on which such option is traded. If an option which the Fund has written expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise of the option.

The premium paid by the Fund for the purchase of a call or a put option is included in the asset section of the Fund's statement of assets and liabilities as an investment and subsequently adjusted to the current market value of the option. The current value of a purchased option is the closing price on the principal exchange on which such option is traded. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a purchased put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the underlying security increases above the strike price. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Fund also may write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the other party.

D. INTEREST RATE FUTURES CONTRACTS. The Fund may enter into interest rate futures contracts to hedge against changes in the values of securities the Fund owns or expects to purchase. An interest rate futures contract is an agreement between two parties to buy and sell a debt security for a set price (or to deliver an amount of cash) on a future date. Upon entering into such a contract, the purchasing Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded, currently up to $3,000 per contract. Pursuant to the contract, the Fund agrees to receive from or pay to the broker involved in the transaction an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that changes in the value of the contract may not correlate with changes in the value of the underlying securities.

E. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily to shareholders of record at the time and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for mortgaged backed securities for book and tax purposes. Permanent book and tax basis differences will result in reclassification to the capital accounts.

G. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. Back Bay Advisors is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

H. DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.

2. PURCHASES AND SALES OF SECURITIES. (excluding short-term investments) for the six months ended June 30, 1997 were as follows:

               PURCHASES                                 SALES
  ----------------------------------      ---------------------------------
  U.S. GOVERNMENT           OTHER         U.S. GOVERNMENT          OTHER
  ---------------        -----------      ---------------       -----------
   $218,405,838          $92,835,323       $244,397,218         $79,983,955

Investments in written options and futures contracts for the Fund for the six months ended June 30, 1997 are summarized as follows:

                                              WRITTEN OPTIONS
                                        ----------------------------
                                     NUMBER OF                PREMIUMS
                                     CONTRACTS                RECEIVED
                                     ---------               ----------
Contracts opened ...........            750                  $   247,231
Contracts closed ...........           (750)                    (247,231)
                                        ---                  -----------
Open at June 30, 1997 ......             0                   $    0
                                        ===                  ===========

                                         SALES OF FUTURES CONTRACTS
                                        ----------------------------
                                                              AGGREGATE
                                     NUMBER OF               FACE VALUE
                                     CONTRACTS              OF CONTRACTS
                                     ---------              ------------

Contracts opened ...........            300                  $32,485,550
Contracts closed ...........           (300)                 (32,485,550)
                                        ---                  -----------
Open at June 30, 1997 ......             0                   $    0
                                        ===                  ===========

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management, L.P. ("NEFM") at the annual rate of 0.65% of the first $200 million of the Fund's average daily net assets, 0.625% of the next $300 million and 0.60% of such assets in excess of $500 million. NEFM pays the Fund's investment subadviser, Back Bay Advisors, at the rate of 0.325% of the first $200 million of the Fund's average daily net assets, 0.3125% of the next $300 million and 0.30% of such assets in excess of $500 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Back Bay Advisors are wholly owned subsidiaries of New England Investment Companies, L.P., ("NEIC") which is a subsidiary of Metropolitan Life Insurance Company ("Met Life"). Fees earned by NEFM and Back Bay Advisors under the management agreement in effect during the six months ended June 30, 1997 are as follows:

FEES EARNED
-----------
$ 201,300                   New England Funds Management, L.P.
$ 201,301                   Back Bay Advisors, L.P.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of NEIC and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Fund, (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance, and (iii) registration, filing and other fees in connection with requirements of regulatory authorities. For the six months ended June 30, 1997 these expenses amounted to $16,637 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. New England Funds is the transfer and shareholder servicing agent to the Fund. For the six months ended June 30, 1997, the Fund paid New England Funds $109,202 as compensation for its services in that capacity.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A Shares (the "Class A Plan") and a Service and Distribution Plan relating to the Fund's Class B shares (the "Class B Plan").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1997, the Fund paid New England Funds $140,658 in fees under the Class A Plan. If the expenses of New England Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward into 1997 is $1,583,658.

Under the Class B Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1997, the Fund paid New England Funds $6,496 in service fees under the Class B Plan.

Also under the Class B Plan, the Fund pays New England Funds a monthly distribution fee at the annual rate of up to 0.75% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B shares. For the six months ended June 30, 1997, the Fund paid New England Funds $19,489 in distribution fees under the Class B Plan.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the six months ended June 30, 1997 amounted to $75,487.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, NEIC or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

Annual Retainer                                  $2,117
Meeting Fee                                      $114/meeting
Committee Meeting Fee                            $68/meeting
Committee Chairman Annual Retainer               $91

A Deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. CAPITAL SHARES. At June 30, 1997 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class Y capital stock. Transactions in capital shares were as follows:

                                                  YEAR ENDED                       SIX MONTHS ENDED
                                              DECEMBER 31, 1996                     JUNE 30, 1997
                                      ----------------------------------  ----------------------------------
CLASS A                                   SHARES            AMOUNT            SHARES            AMOUNT
-------                               --------------   ----------------   --------------   ----------------
Shares sold ........................         667,001         $7,438,079          252,595         $2,764,420
Shares issued in connection with
  the reinvestment of:
Dividends from net investment
   income ..........................         669,183          7,433,978          260,267          2,850,219
                                          ----------       ------------       ----------       ------------
                                           1,336,184         14,872,057          512,862          5,614,639
Shares repurchased .................      (3,030,347)       (33,864,530)      (1,615,460)       (17,729,117)
                                          ----------       ------------       ----------       ------------
Net decrease .......................      (1,694,163)      ($18,992,473)      (1,102,598)      ($12,114,478)
                                          ----------       ------------       ----------       ------------

                                                  YEAR ENDED                       SIX MONTHS ENDED
                                              DECEMBER 31, 1996                     JUNE 30, 1997
                                      ----------------------------------  ----------------------------------
CLASS B                                   SHARES            AMOUNT            SHARES            AMOUNT
-------                               --------------   ----------------   --------------   ----------------
Shares sold ........................         160,882         $1,801,812           48,303           $525,820
Shares issued in connection with the
  reinvestment of:
Dividends from net investment
  income ...........................          20,633            229,288            8,420             92,219
                                              ------           --------          -------          ---------
                                             181,515          2,031,100           56,723            618,039
Shares repurchased .................        (109,378)        (1,213,282)         (73,729)          (807,095)
                                              ------           --------          -------          ---------
Net increase (decrease) ............          72,137           $817,818          (17,006)         ($189,056)
                                              ------           --------          -------          ---------

                                                  YEAR ENDED                       SIX MONTHS ENDED
                                              DECEMBER 31, 1996                     JUNE 30, 1997
                                      ----------------------------------  ----------------------------------
CLASS Y                                   SHARES            AMOUNT            SHARES            AMOUNT
-------                               --------------   ----------------   --------------   ----------------
Shares sold ........................         128,428         $1,446,253           20,130           $220,029
Shares issued in connection with the
  reinvestment of:
Dividends from net investment
   income ..........................          45,009            498,786           17,058            186,521
                                          ----------       ------------       ----------       ------------
                                             173,437          1,945,039           37,188            406,550
Shares repurchased .................        (225,328)        (2,478,965)         (38,264)          (419,819)
                                          ----------       ------------       ----------       ------------
Net decrease .......................         (51,891)         ($533,926)          (1,076)          ($13,269)
                                          ----------       ------------       ----------       ------------
Decrease derived from capital shares
  transactions .....................      (1,673,917)      ($18,708,581)      (1,120,680)      ($12,316,803)
                                          ==========       ============       ==========       ============

-------------------------------------------------------------------------------

                         NEW ENGLAND HIGH INCOME FUND
                        SUPPLEMENT DATED JULY 28, 1997
           TO NEW ENGLAND BOND FUNDS CLASSES A, B AND C PROSPECTUS
               DATED MAY 1, 1997 (AS SUPPLEMENTED MAY 28, 1997)

ON PAGE 17 UNDER THE SECTION ENTITLED "HIGH INCOME FUND", THE FIRST SENTENCE OF THE FIRST PARAGRAPH IS REVISED TO READ AS FOLLOWS:

The High Income Fund under normal market conditions will invest at least 65% of its total assets in fixed-income securities which are rated BBB or lower by S&P or Baa or lower by Moody's or unrated but are of comparable quality to securities that are so rated.

IN THIS SAME SECTION, THE FOURTH PARAGRAPH IS REVISED TO READ AS FOLLOWS:

High Income Fund expects that under normal market conditions at least 80% of the value of its total assets will be invested in fixed-income securities of U.S. corporations, including preferred stock and convertible securities, and U.S. dollar-denominated fixed-income securities issued by foreign governments or by companies organized in foreign countries. To achieve its basic investment objective, the Fund from time to time also may invest up to 20% of the value of its total assets in common stocks and up to 20% of the value of its total assets in non-U.S. dollar-denominated fixed-income securities issued by foreign governments or by companies organized in foreign countries. However, investments in both of these types of securities on a combined basis generally will not exceed 20% of the value of the Fund's assets. See "Investment Risks -- Foreign Securities" below.

-------------------------------------------------------------------------------
                     NEW ENGLAND GOVERNMENT SECURITIES FUND
-------------------------------------------------------------------------------

                                   STOCK FUNDS
                               Star Small Cap Fund
                                   Growth Fund
                               Star Advisers Fund
                               Capital Growth Fund
                            Growth Opportunities Fund
                                   Value Fund
                                  Balanced Fund

                            INTERNATIONAL STOCK FUNDS
                            International Equity Fund
                               Star Worldwide Fund

                                   BOND FUNDS
                                High Income Fund
                              Strategic Income Fund
                                Bond Income Fund
                           Government Securities Fund
                        Limited Term U.S. Government Fund
                      Adjustable Rate U.S. Government Fund

                                TAX EXEMPT FUNDS
                              Municipal Income Fund
                       Massachusetts Tax Free Income Fund
                  Intermediate Term Tax Free Fund of California
                   Intermediate Term Tax Free Fund of New York

                               MONEY MARKET FUNDS
                              Cash Management Trust
                              -- Money Market Series
                              -- U.S. Government Series
                          Tax Exempt Money Market Trust

                    To learn more, and for a free prospectus,
                     contact your financial representative.
              Visit our World Wide Web site at www.mutualfunds.com

                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

           This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about
          distribution charges, management and other items of interest.
                          Investors are advised to read
                   the prospectus carefully before investing.

                                                              --------------
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        Where The Best Minds Meet(TM)                              PAID
                                                               BROCKTON, MA
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                                                              --------------


            ---------------------
             399 Boylston Street

            Boston, Massachusetts

                    02116
            ---------------------



---------------------    ---------------------
        [Logo]                   [Logo]
        QUALITY                  QUALITY
    TESTED SERVICE           TESTED SERVICE
         1995                     1996
---------------------    ---------------------
        DALBAR                   DALBAR
HONORS COMMITMENT TO:    HONORS COMMITMENT TO:
      INVESTORS                INVESTORS
---------------------    ---------------------

                  GV58-0697

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